EX-10.8

LEASE AGREEMENT

          This Lease Agreement ("Lease"), made this 30 day of April, 2003, by and between VANA ECONOMOPOULOS, an Individual ("LESSOR") and UNIVERSAL BATTERY CORPORATION, a Texas corporation ("LESSEE").

W I T N E S S E T H :

          1.      For and in consideration of the mutual covenants and conditions hereinafter contained, LESSOR does hereby lease and let to LESSEE that certain space having an address of 11605-B North Santa Fe, Oklahoma City, Oklahoma 73114 ("Premises") located in the warehouse building known as Santa Fe Warehouse, consisting of approximately 5,000 square feet, together with a non-exclusive right to use the common areas in and about the warehouse buildings.

          2.      The term of this Lease shall be for five years (5); and three (3) months beginning the 1st day of May, 2003, and ending on the 31st day of July, 2008.

          3.      LESSEE shall pay to LESSOR, as rental for the use of the Premises, the sum of Eighty Seven Thousand Five Hundred and No/100 Dollars ($87,500.00), without deduction, set-off, prior notice or demand to be paid monthly in advance, on or before the first day of each month as follows:

Suite	From	To	Month
11605-B	5/1/2003	7/31/2003	No Rent
	8/1/2003	7/31/2008	$1,458.33

          A late charge of five percent (5%) will be assessed for all delinquent rental and additional rental beginning with the sixth day of delinquency, regardless of the reason for LESSEE'S late payment.

          4.      LESSEE agrees to pay all utility expenses, including but not limited to gas, electric, water and garbage collection.

          5.      LESSEE agrees that it is leasing the Premises in its "as-is" and present condition and that LESSOR is not obligated to perform any repairs or construction to the Premises other than construction items outlined in Exhibit "A", attached hereto.

          6.      LESSEE shall pay to LESSOR, upon signing of this Lease, the following sums:

                   A.      The sum of One Thousand Four Hundred Fifty-Eight and 33/100 Dollars ($1,458.33) representing the rent for the Premises for the first month's occupancy (August 2003).

                   B.     The sum of Two Thousand and No/100 Dollars ($2,000.00) as security for the full and faithful performance by the LESSEE of all the terms and conditions upon the LESSEE'S part to

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be performed, which sum shall be returned to the LESSEE at the expiration of the Lease term, provided the LESSEE is not in default at that time. The LESSEE shall not be entitled to any interest on the aforesaid security. The LESSOR may return the security to the original LESSEE, regardless of any assignment of this Lease, in the absence of evidence satisfactory to the LESSOR of an assignment of the right to receive such security. In the event of default by the LESSEE with respect to any of the terms of this Lease, the LESSOR may use, apply or retain any or all of the security deposit which the LESSOR may spend or be required to spend by reason of the LESSEE'S default, including any damages or deficiency in the reletting of the Premises, regardless of whether the accrual of such damage or deficiency occurs before or after eviction or other re-entry by the LESSOR. Should LESSOR so apply the security deposit or any portion thereof, LESSEE agrees, within ten (10) days after notice of same from LESSOR, to deposit additional security with LESSOR. The LESSEE may not elect to apply said deposit as payment for rent.

          7.      LESSEE shall use and occupy the Premises for warehouse purposes only and for no other use. Outside storage, including, without limitation, trucks and other vehicles, is prohibited without the Landlord's prior written consent. LESSEE agrees to provide LESSOR a copy of LESSEE'S Certificate of Occupancy from the City of Oklahoma City, prior to possession.

          8.      LESSEE shall make no alterations to the Premises without the written permission of the LESSOR. Shelves, cabinets and other fixtures that are affixed to the walls, ceilings or floors shall become the property of the LESSOR upon the LESSEE'S surrender of the Premises.

          9.      LESSEE shall, at its sole cost and expense, perform all needed repairs, replacements and maintenance to the Premises and all systems serving same. If LESSEE fails to perform the repairs, replacements and/or maintenance, LESSOR may, after ten (10) days' notice to LESSEE, perform the necessary acts and charge the cost of same to LESSEE as additional rental. Such charges shall be due and owing at the time of the next regularly occurring rental payment and shall be subject to the late charges set forth above.

          10.      LESSOR reserves the right to go on all portions of the Premises at reasonable times to inspect same and/or make repairs and perform maintenance on LESSEE'S behalf.

          11.      LESSEE warrants and covenants as follows:

                     A. That in the occupancy and use of said Premises; it will not violate any federal, state or municipal law or ordinance;

                     B. Neither it nor its employees will negligently or willfully damage the Premises;

                     C. That it will not create any odors or noise on the Premises that may be offensive to other tenants;

                     D. That it will not keep animals or refuse upon the Premises;

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                     E. That it will abide by all the terms of this Lease;

                     F. That it will timely surrender possession of the Premises upon the expiration or termination hereof in the same condition that same now are in, excepting modifications made by the Lessor, reasonable wear and tear excepted;

                     G. That it will not create any fire hazards;

                     H. That it will maintain a warehouse temperature necessary to prevent water pipes from freezing;

          12.      LESSEE agrees to protect, save harmless and indemnify LESSOR against all causes of action, claims, demands, suits, judgments and liability of every kind and character which may arise, be imposed or incurred as a consequence of or arising out of any act, negligence or omission, willfully or otherwise, on the part of the LESSEE, its agents, employees or invitees, or arising upon or about the Premises. LESSEE agrees to assume all of the burden, cost and expense of the defense, settlement of suit or causes of action, including attorney's fees in the defense or settlement of such action or claim, and will pay any judgment which may be obtained against LESSOR as provided for in this paragraph. LESSEE further covenants and agrees that it will, at all times during the term of this Lease, at its own expense, maintain and keep in force comprehensive general liability insurance with a combined single limit of not less than $1,000,000.00 against loss, liability or damage which may result from accident or casualty whereby any person or persons whomsoever may be injured or killed or sustain property damage on or about the Premises, naming LESSOR as an additional insured thereunder and providing LESSOR with a certificate evidencing same and including a provision that same will not be canceled or amended without thirty (30) days' prior written notice to LESSOR.

          13.      LESSOR will carry no insurance on the property, contents or inventory of LESSEE, and LESSEE releases and discharges LESSOR from all liability which may arise out of the loss or destruction by fire or other casualty of its business inventory or any other property of LESSEE which may be located upon the Premises, regardless of the cause. Further, LESSEE agrees that LESSOR shall incur no liability to LESSEE, its employees or invitees for damage caused by or resulting from the following:

                    A. Interruption or inadequacy of heating, electrical service, overheating or the failure of any other services;

                    B. Any damage caused by or resulting from fire, explosion, windstorm, tornado, leakage, water, gases, steam, rain, snow, falling plaster, glass breakage, theft, burglary, robbery, vandalism, riot or any other casualty or risks incident to the extended coverage applicable under standard fire insurance contracts and including earthquakes;

                    C. Any damage caused by or resulting from the acts or omission of other tenants, their employees or invitees, or by trespassers.

          14.      No assignment of the Lease or subletting of all or any part of the Premises by the LESSEE shall be valid without the written consent of the LESSOR. If consent is given, it shall not release the LESSEE from any of its covenants hereunder. LESSEE consents to the assignment of this Lease for purposes of making or securing financing for the warehouse building in which Premises are located or in the event of a sale of the warehouse building by LESSOR.

          15.      Anything in this Lease to the contrary notwithstanding, in any action brought to enforce the obligations of LESSOR, the judgment or decree, insofar as a money judgment is concerned, and limited to money judgments, shall be enforced against LESSOR only to the extent of LESSOR'S interest in the warehouse building. The parties hereto understand and agree that no other property or assets of LESSOR shall be subject to levy, execution or other procedures for the satisfaction of LESSEE'S remedies, except for any injunctive relief to which LESSEE may be entitled by a court of competent jurisdiction.

          16.      LESSEE covenants and agrees to execute and deliver upon the demand of LESSOR, its successors and assigns such further instruments subordinating this Lease to the lien of any mortgage or mortgages and any estoppels needed in connection with a mortgage or sale of the warehouse building.

          17.      If the building in which the Premises are situated is destroyed by casualty or damage to such extent that it cannot be repaired within thirty (30) days, this Lease shall, at the option of the LESSOR, terminate, and rent shall be adjusted as of the date of such destruction or damage. If the Premises are damaged from casualty and can be repaired, LESSOR shall, with reasonable diligence and allowance for insurance adjustment, strikes, shortage of materials and labor, repair same. If during the period of repair the Premises cannot be used, rent shall abate for such part of the period. LESSEE further covenants and agrees that the term and duration of the Lease shall be extended from its termination date herein provided for a period of time equal to that required to complete such repair and during which rental shall be abated. If the Premises can be partially used during said period, there shall be an equitable rebate of a portion of the rent. Repairs may be made during business hours, and there shall be no abatement of rent by reason of inconvenience.

          18.      LESSEE agrees to pay its pro-rata share of all increases exceeding the 2004 base year of real estate taxes and LESSOR'S insurance (both liability and property and casualty) premiums. Any increase shall not exceed 10% of the base year. The annual share shall be paid annually to LESSOR based on the pro-rata increase over the base year, as provided to LESSEE by LESSOR; all amounts under this provision shall be construed as additional rental and shall be subject to the late charges set forth above. For purposes of computing additional rent, it shall be allocated based upon 100% occupancy of the property.

          19.      If the whole or a part of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or private purchase in lieu thereof by a public body vested with the power of eminent domain, then when actual physical possession shall be taken thereunder of the Premises, or any part thereof, the term of this Lease and all rights of the LESSEE thereunder shall immediately cease and terminate, and the rent shall be adjusted as of the time of

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such termination and the LESSEE shall have no claim against the LESSOR for value of the unexpired term hereof, and the LESSEE shall not be entitled to any part of the condemnation or award.

          20.      During the term of this Lease, LESSEE shall comply with statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments and all departments thereof applicable to the presence, storage, use, maintenance and removal of asbestos, PCB transformers, other toxic, hazardous or contaminated substances and underground storage tanks (collectively "Hazardous Materials") in, on or about the Premises, which presence, storage, use, maintenance or removal is caused or permitted by LESSEE. Further, LESSEE agrees to indemnify, defend and hold LESSOR harmless against any claims arising as a result of the breach or alleged breach of LESSEE'S compliance requirements hereunder. In no event shall this provision be construed to mean that the LESSOR has given or will give its consent, or that LESSEE need not obtain LESSOR'S consent prior to LESSEE'S storing, using, maintaining or removing Hazardous Materials in, on or about the Premises.

          21.      A breach of any of the terms of this Lease by LESSEE after fifteen (15) days' notice from LESSOR during which LESSEE may cure the breach, or the abandonment of the Premises, or the making of an assignment for the benefit of creditors by LESSEE, or the appointment of a receiver for LESSEE, or the filing of a petition by LESSEE for reorganization for relief of debtors, or a voluntary petition in bankruptcy, or adjudication of bankruptcy of LESSEE, shall constitute a default on the part of LESSEE and LESSOR shall, at its option, have the following remedies:

                    A. Terminate the Lease and take possession of the Premises;

                    B. Terminate the Lease, take possession of the Premises and recover damages in an amount equal to the unpaid future rent less the fair rental value of the Premises for such residue of the term of the Lease;

                    C. Terminate LESSEE'S right to possession without termination of Lease or obligation to pay rent; whereupon, LESSEE shall immediately pay to LESSOR all unpaid rent for the entire term of the Lease, and LESSOR shall endeavor to lease the Premises for the account of LESSEE. Any expense of remodeling, repair, collection, renovation, commission, advertising or other re-leasing fees shall charge against the rent received on reletting.

                    D. Any other remedy permitted by federal or state law.

The remedies granted to LESSOR shall be cumulative, and the exhaustion of one shall not preclude LESSOR resorting to others. The exercise of any remedy granted LESSOR shall not be considered an unlawful eviction or trespass. The waiver of LESSOR of any default shall not be a consent to the continuation of such default or a waiver of a subsequent default.

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          23.      Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service hereto if such notice to the LESSEE is in writing addressed to the LESSEE at 4300 Wiley Post Rd., Addison, TX 75001, and deposited in the mail with postage prepaid, registered for return receipt and shall be deemed given when mailed. Any notices authorized or required may be given LESSOR by registered or certified mail, addressed to it in care of Vana Economopoulos, 7421 NW 115th, Oklahoma City, OK 73162. Change of addresses must be timely made in writing.

          24.      LESSOR reserves the right, upon thirty (30) days' written notice to LESSEE, to substitute for the Premises, at the same rental as required of LESSEE herein, including adjustments, other comparable premises within the warehouse building, or in the case of a total destruction of the Premises, within a comparable building, for all uses and purposes as though originally leased to LESSEE at the time of execution and delivery of this Lease and subject to all terms and provisions hereof. In the event LESSOR elects to cause such substitution of Premises, LESSOR agrees to pay all reasonable expenses of LESSEE incurred in the relocation.

          25.      The provisions of this Lease shall be binding upon and inure to the benefit of the legal representatives, successors, heirs and assigns of the parties hereto. This Lease may not be amended except by a writing signed by both LESSOR and LESSEE.

          26.      In the event the Lessor, by the terms of this Lease, furnishes any equipment, fixtures, carpeting and/or flooring, the LESSEE agrees to maintain and keep in repair all of said fixtures, equipment, carpeting or flooring and to install at its sole cost any replacement thereof which may be made during the term of this Lease or any renewal thereof. LESSEE specifically agrees that the Premises, including but not limited to such equipment, fixtures, etc., shall be left in the condition that it was in at the time of said leasing, with the exception of normal wear and tear.

          27.      No sign shall be erected or installed on or near the Premises without written permission from LESSOR.

          28.      If this Lease is placed in the hands of an attorney for collection, LESSEE agrees to pay LESSOR'S reasonable attorney's fees.

          29.      Time is of the essence with regard to the LESSEE'S obligations hereunder.

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          30.      In the event the LESSEE should remain in possession of the Premises after the expiration of this Lease without the execution of a new Lease, it shall be deemed to be occupying the Premises as a LESSEE from month-to-month, cancelable with thirty (30) days' notice from either party. Such occupancy is subject to all provisions and obligations of this Lease except those concerning the term of the Lease and rent. Rental during any such month-to-month occupancy shall be equal to one hundred fifty (150) percent of the monthly rent which was due and payable during the last month of the Lease term.

"LESSOR"	Vana Economopoulos, an Individual

	By:	/s/ Vana Economopoulos
Vana Economopoulos

"LESSEE"	Universal Battery Corporation, a
Texas corporation

	By:	/s/ Randy Hardin, President
Randy Hardin, President

/s/ Julie Sansom Reese
Julie Sansom Reese,CFO

4/30/03

Exhibit A-1

11605-B North Santa Fe

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